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                                                                   EXHIBIT 10.21


                                PLEDGE AGREEMENT
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    THIS PLEDGE AGREEMENT (as amended from time to time, this "Agreement"), dated as of January 9, 2001, is made by Lawrence A. Genovesi ("Pledgor"), in favor of Network Engines, Inc., a Delaware corporation ("Secured Party").

    In order to induce Secured Party to (i) guarantee the Pledgor's obligations under that certain Promissory Note dated January 5, 2001, between Pledgor and Silicon Valley Bank (the "SVB Loan"), (ii) enter into that certain Reimbursement Agreement dated as of the date hereof between Pledgor and Secured Party (the "Reimbursement Agreement"), and (iii) make the loan to Pledgor contemplated by the secured revolving promissory note of even date herewith in the amount of $210,000 as the same may be amended, replaced, restated or otherwise modified from time to time (the "Note"), Pledgor hereby agrees as follows:

                            ARTICLE 1. THE PLEDGE.

Section 1.1.  Pledge.  Pledgor hereby pledges to Secured Party, and grants to
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Secured Party a security interest in, the following (the "Pledged Collateral"):

     (a) All shares of Common Stock of the Secured Party now owned or hereafter acquired by the Pledgor and all options and other rights to acquire shares of Common Stock of the Secured Party now owned or hereafter acquired by the Pledgor (the "Pledged Securities"), and all stock dividends and other property and proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for or upon sale of any or all of the Pledged Securities; and

     (b) all additional securities or other consideration from time to time acquired by Pledgor in substitution for or in respect of the Pledged Securities, and the certificates representing such additional securities, and all stock dividends and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such securities.

Section 1.2.  Security for Obligations.  This Agreement secures the payment of
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all obligations of the Pledgor now or hereafter existing under the Reimbursement
Agreement and the Note (all such obligations being the "Obligations").

Section 1.3.  Delivery of Pledged Collateral; Sale of Pledged Collateral.  All
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certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to Secured Party to be held by Secured Party and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. Secured Party shall have the right, at any time following an Event of Default, in its sole discretion and without notice to Pledgor, to sell or to transfer to or to register in the name of Secured Party, or any of Secured Party's nominees any or all of the Pledged Collateral.
Secured Party shall send notice to Pledgor of any such sale, transfer, registration or exchange of the Pledged Collateral promptly after such event.

Section 1.4.  Continuing Agreement.  This Agreement shall create a continuing
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security
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interest in the Pledged Collateral and shall remain in full force and effect until payment in full of the Obligations. Upon the payment in full of the Obligations, in cash, Pledgor shall be entitled to the return and re-transfer to him, upon his request and at his expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

Section 1.5.  Security Interest Absolute.  All rights of Secured Party and
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security interests hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional, irrespective of any defenses whatsoever available to the Pledgor.

                             ARTICLE 2. COVENANTS.

Section 2.1.  Further Assurances.  Pledgor agrees that at any time and from time
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to time, at Pledgor's expense, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or under the Reimbursement Agreement or the Note or to enable Secured Party to exercise and enforce Secured Party's rights and remedies hereunder or under the Reimbursement Agreement or the Note with respect to any Pledged Collateral.

                           ARTICLE 3. SECURED PARTY.

Section 3.1.  Attorney-in-Fact.  Pledgor hereby irrevocably appoints Secured
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Party as Pledgor's attorney-in-fact with full power of substitution and with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument which Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

Section 3.2.  Right To Perform.  If Pledgor fails to perform any agreement
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contained herein, Secured Party may perform, or cause performance of, such agreement.

                              ARTICLE 4. DEFAULT.

Section 4.1.  Default; Event of Default.
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    For purposes of this Agreement the terms "Default" and "Event of Default"
shall have the following meanings:

     (a) "Default" means the occurrence of any event or condition that with the passage of time or giving of notice, or both, would constitute an Event of Default.

     (b) The occurrence of any one or more of the following events or conditions shall constitute an "Event of Default" under this Agreement:

         (i) Failure of Pledgor to make any payment of principal or interest when due

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under the Reimbursement Agreement or the Note;

         (ii) If Pledgor violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between Pledgor and Secured Party;

         (iii) Breach of or failure in the due observance or performance of any covenant, condition or agreement on the part of Pledgor to be observed or performed pursuant to this Agreement, the Reimbursement Agreement or the Note, which such breach or failure is not cured within 30 days after written notice thereof;

         (iv) if Pledgor is not paying his or her debts as they become due, becomes insolvent, files or has filed against him or her a petition under any chapter of the United States Bankruptcy Code, 11 U.S.C. (S) 101 et seq.
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(or any similar petition under any insolvency law of any jurisdiction), proposes any liquidation, composition or financial reorganization with his creditors, makes an assignment or trust mortgage for the benefit of creditors, or if a receiver, trustee, custodian or similar agent is appointed or takes possession with respect to any property or business of Pledgor; or

         (v) if any lien, encumbrance or adverse claim of any nature whatsoever is asserted with respect to any Pledged Securities.

Section 4.2. Sale of Pledged Securities; Voting Rights; Dividends; Etc.
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        (a)  So long as no Default or Event of Default shall have occurred which has not been expressly waived:

             (i) Pledgor shall be entitled to sell all or a portion of the Pledged Securities, provided that, as a condition to the release of the Secured Party's security interest, all proceeds from any such sale are applied first, to payment of Obligations outstanding under the Note, and second, if all Obligations under the Note have been paid in full, to payment of obligations of Pledgor under the SVB Loan, except in either case to the extent Pledgor reasonably requests, and the Secured Party has expressly permitted (in writing), a portion of such proceeds may be used for another designated purpose ;

             (ii) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Note; and

             (iii) Pledgor shall be entitled to receive and retain any and all cash dividends paid in respect of the Pledged Collateral.

     (b) Upon the occurrence of a Default or Event of Default and thereafter unless expressly waived:

             (i) All rights of Pledgor to sell Pledged Securities which Pledgor would otherwise be entitled to sell under Section 4.2(a)(i), to exercise the voting and other consensual

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rights which Pledgor would otherwise be entitled to exercise pursuant to Section
4.2.(a)(ii) and to receive the dividends which Pledgor would otherwise be authorized to receive and retain pursuant to Section 4.2.(a)(iii) shall cease, and all such rights shall thereupon become vested in Secured Party, who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends; and

             (ii) All proceeds and dividends which are received by Pledgor contrary to the provisions of Section 4.2.(b)(i) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor, and shall be forthwith paid over to Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement).

Section 4.3. Remedies Upon Default.  If any Event of Default shall have
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occurred which has not been expressly waived:

     (a) Secured Party may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to Secured Party, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "UCC") in effect in the Commonwealth of Massachusetts at that time; and

     (b) Any cash held by Secured Party as Pledged Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral may, in the discretion of Secured Party be held by Secured Party as collateral for, and/or then or at any time thereafter applied in whole or in part by Secured Party against, all or any part of the Obligations in such order as Secured Party shall elect. Any surplus of such cash or cash proceeds held by Secured Party and remaining after payment in full of all the Obligations shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

                           ARTICLE 5. MISCELLANEOUS.

Section 5.1.  Amendments, Etc.  No amendment or waiver of any provision of this
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Agreement nor consent to any departure by Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof or preclude any other or further exercise thereof or the exercise of any other right. The remedies provided herein are cumulative and not exclusive of any remedies provided at law.

Section 5.2.  Notices. All notices made or required to be made hereunder shall
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be sent by United States first class or certified or registered mail, with postage prepaid, or delivered by hand to the Pledgor or the Secured Party, as the case may be, at the respective address set forth on the signature page hereto. Notice by mail shall be deemed to have been made on the date when the notice is deposited in the mail.

Section 5.3.  Binding Nature.  This Agreement shall (a) be binding upon Pledgor,
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his heirs, executors, personal representatives and assigns, and (b) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party's successors, transferees

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and assigns.

Section 5.4.  Governing Law; Terms.  This Agreement shall be governed by and
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construed and enforced in accordance with the laws of the Commonwealth of
Massachusetts. Unless otherwise defined herein, terms defined in Article 9 of the Uniform Commercial Code in the Commonwealth of Massachusetts are used herein as therein defined.

Section 5.5.  Headings for Convenience.  The underlined or capitalized captions
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of this Agreement are for convenience of reference only and shall not be deemed to define or limit the provisions hereof or to affect their construction or application.

Section 5.6.  Termination.  This Agreement shall terminate on the termination of
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all obligations of the Secured Party under the Commercial Guarantee and the
Assignment of Deposit Account and the payment in full of the Obligations.

                           [Signature Page to Follow]

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            IN WITNESS WHEREOF, Pledgor and Secured Party have caused this
Agreement to be duly executed and delivered as of the date first above written.

                              PLEDGOR


                              /s/ Lawrence A. Genovesi
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                              Lawrence A. Genovesi

                              36 Egypt Beach Road
                              Scituate, MA 02066


                              NETWORK ENGINES, INC.


                              By: /s/ Douglas G. Bryant
                                 ------------------------------------
                              Name:  Douglas G. Bryant
                              Title: Vice President of Administration,
                                     Chief Financial Officer,
                                     Treasurer and Secretary

                              25 Dan Road
                              Canton, MA  02021

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